UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

1. On April 7, 2020, Petroteq Energy Inc. (the "Company") received a subscription from an offshore arm's length subscriber for 1,998,739 common shares of the Company. The subscription relates to an aggregate of US$79,949.59 advanced to the Company by the subscriber between February 4, 2020 and February 18, 2020, to fund further development of the Company's extraction technology in Asphalt Ridge, Utah, and for working capital. The shares were issued on June 30, 2020, following receipt of the approval of the TSX Venture Exchange (the "TSXV"), in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act").

2. The Company and an arm's length creditor have entered a shares-for-debt agreement dated June 2, 2020, pursuant to which the Company has agreed to issue 1,250,000 common shares to the creditor in satisfaction of US$50,000 of indebtedness. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.

3. The Company has entered into a shares-for-debt agreement dated June 3, 2020 with an offshore arm's length creditor pursuant to which it will issue 2,500,000 common shares in satisfaction of US$100,000 of indebtedness. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the U.S. Securities Act.

4. The Company has entered into a shares-for-debt agreement dated June 9, 2020 with an offshore arm's length creditor pursuant to which it will issue 160,821 common shares in satisfaction of US$6,433 of indebtedness. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the U.S. Securities Act.

5. The Company has entered into a shares-for-debt agreement dated June 9, 2020 with an offshore arm's length creditor pursuant to which it will issue 641,481 common shares in satisfaction of US$25,659 of indebtedness. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the U.S. Securities Act.

6. The Company has entered into a shares-for-debt agreement dated June 11, 2020 with an offshore arm's length creditor pursuant to which it will issue 1,295,256 common shares in satisfaction of US$51,810 of indebtedness. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the U.S. Securities Act.

7. The Company has entered into a shares-for-debt agreement dated June 11, 2020 with an offshore arm's length creditor pursuant to which it will issue 1,636,362 common shares in satisfaction of CAD$95,422 of indebtedness. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exclusion from registration provided by Rule 903 of Regulation S under the U.S. Securities Act.

8. The Company and an arm's length creditor have entered a shares-for-debt agreement dated June 24, 2020, pursuant to which the Company has agreed to issue 3,333,333 common shares to the creditor in satisfaction of US$100,000 of indebtedness. The transaction remains subject to TSXV approval.  Upon receipt of TSXV approval, the shares will be issued in reliance on the exemptions from the registration requirements of the U.S. Securities Act provided by section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder, and similar exemptions under applicable state securities laws.

The Company decided to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital.

All securities referred to herein have been or will be issued as "restricted securities" (as defined in Rule 144(a)(3) under the U.S. Securities Act). In addition, the shares will be subject to a Canadian four-month hold period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: June 30, 2020	By: /s/Alex Blyumkin Alex Blyumkin Executive Chairman

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